EXHIBIT 99.1

Filed by Capital Bancorp, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Capital Bancorp, Inc.

(Commission File No. 333-141449)

Renasant Corporation Increases Exchange Ratio to

Acquire Capital Bancorp, Inc. of Nashville, TN

NASHVILLE, TENNESSEE (June 21, 2007) – Capital Bancorp, Inc. (“Capital”) (OTC BB: CPBB) announced today that Renasant Corporation (“Renasant”) (NASDAQ: RNST) has agreed to change the stock portion of the merger consideration payable in connection with its acquisition of Capital by increasing the number of shares of common stock of Renasant that will be exchanged for common shares of Capital Bancorp, Inc. (“Capital”) in the previously announced merger of Capital into Renasant from 1.2306 shares of Renasant common stock for each share of Capital common stock to 1.2659 shares of Renasant common stock for each share of Capital common stock.

Renasant and Capital previously announced the signing of a definitive merger agreement pursuant to which Renasant will acquire Capital. The merger agreement provided, in part, that Capital had the right to terminate the merger if (i) the average per share closing price of Renasant common stock for the 20 consecutive full trading days ending on (and including) June 20, 2007 was less than $26.25 and (ii) the decline in the price of Renasant common stock from December 21, 2006 to June 20, 2007 exceeds by 15% or more the decline in the NASDAQ bank index over this same period. The merger agreement further provided that Renasant could adjust the number of shares of Renasant common stock to be exchanged for each share of Capital common stock (the “exchange ratio”) upon completion of the merger if Capital elected to terminate the merger agreement and avoid the termination.

Both triggering events have occurred. Renasant today advised Capital that it will revise the exchange ratio as provided in the merger agreement without the necessity of Capital terminating the merger agreement. The adjustment to the exchange ratio does not change the cash portion of the merger consideration of $38.00 per share of Capital common stock as provided for under the merger agreement.

About Renasant Corporation

Renasant Corporation, headquartered in Tupelo, Mississippi, is the parent of Renasant Bank and Renasant Insurance, and operates 63 banking, mortgage and insurance offices in 38 cities in Mississippi, Tennessee and Alabama. The Company has assets of $2.6 billion. Please visit Renasant’s website at www.renasant.com for additional information.

About Capital Bancorp, Inc.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary Capital Bank & Trust Company, which operates seven full-service banking offices in Davidson, Sumner and Williamson Counties in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, Hermitage and a new office now open in Brentwood. Capital has assets of $560 million. For additional information about Capital, please visit Capital’s website at www.capitalbk.com.

For additional information contact:

Sally Kimble

Chief Financial Officer

615-565-8645

skimble@capitalbk.com

Additional Information About the Transaction

In connection with the proposed merger, Renasant and Capital have filed relevant materials with the Securities and Exchange Commission, including a registration statement filed by Renasant on Form S-4 (Regis. No. 333-141449) that contains a proxy statement/prospectus. This proxy statement/prospectus was mailed to the shareholders of Capital on or about May 24, 2007. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant and Capital is set forth in the proxy statement/prospectus. The proxy statement/prospectus and other relevant materials and any other documents filed by Renasant or Capital with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private

Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital, including future financial and operating results, enhanced revenues and the expected market position of the combined company and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Capital’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (9) the interest rate environment may compress margins and adversely affect net interest income; and (10) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.